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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT D
                                 GENERATIONS(TM)
   FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY CONTRACTS
                        SUPPLEMENT DATED OCTOBER 2, 1998
                                       TO
                          PROSPECTUS DATED MAY 1, 1998
                        AS SUPPLEMENTED AUGUST 26, 1998

Effective October 2, 1998, all American General Life Insurance Company Separate Account D, Generations(TM) Flexible Payment Variable and Fixed Individual Deferred Annuity Contracts will be changed to reflect a 15% instead of 10% free withdrawal privilege. This change of the 10% free withdrawal privilege to a 15% free withdrawal privilege is subject to applicable state insurance department approvals.

     ON PAGE 31, PLEASE DELETE THE THREE FULL PARAGRAPHS IMMEDIATELY PRECEDING THE SECTION ENTITLED "TRANSFER CHARGES," AND INSERT IN THEIR PLACE THE
     FOLLOWING:

     The following applies to Contracts issued prior to October 2, 1998:

     . The Surrender Charge does NOT apply to the portion of your first withdrawal or total surrender in any Contract Year that does not exceed 10% of the amount of your purchase payments that (a) have not previously been withdrawn and (b) have been credited to the Contract for at least one year. If multiple withdrawals are made during a Contract Year, the amount eligible for the free withdrawal will be recalculated at the time of each withdrawal. After the first Contract Year, non-automatic and automatic withdrawals may be made in the same Contract Year subject to the 10% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 10% free withdrawal.

     . The Surrender Charge will not apply to any amounts withdrawn which are in excess of the amount permitted by the 10% free withdrawal privilege, described above, if such amounts are required to be withdrawn to obtain or retain favorable tax treatment. For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if assets are withdrawn from a Contract funding such trust more rapidly than the 10% free withdrawal privilege would permit. This exception is subject to our approval.

     . A free withdrawal pursuant to any of the foregoing Surrender Charge exceptions is not deemed to be a withdrawal of purchase payments, except for purposes of computing the 10% free withdrawal described in the preceding paragraph. A penalty tax may be imposed on distributions if the recipient is under age 59 1/2. (See "Penalty Tax on Premature Distributions.")
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     The following applies to Contracts issued on or after October 2, 1998:

     . The Surrender Charge does NOT apply to the portion of your first withdrawal or total surrender in any Contract Year that does not exceed 15% of the amount of your purchase payments that (a) have not previously been withdrawn and (b) have been credited to the Contract for at least one year. If multiple withdrawals are made during a Contract Year, the amount eligible for the free withdrawal will be recalculated at the time of each withdrawal. After the first Contract Year, non-automatic and automatic withdrawals may be made in the same Contract Year subject to the 15% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 15% free withdrawal.

     . The Surrender Charge will not apply to any amounts withdrawn which are in excess of the amount permitted by the 15% free withdrawal privilege, described above, if such amounts are required to be withdrawn to obtain or retain favorable tax treatment. For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if assets are withdrawn from a Contract funding such trust more rapidly than the 15% free withdrawal privilege would permit. This exception is subject to our approval.

     . A free withdrawal pursuant to any of the foregoing Surrender Charge exceptions is not deemed to be a withdrawal of purchase payments, except for purposes of computing the 15% free withdrawal described in the preceding paragraph. A penalty tax may be imposed on distributions if the recipient is under age 59 1/2. (See "Penalty Tax on Premature Distributions.")

On all Contracts purchased on or after October 2, 1998, and upon receipt of applicable state insurance department approvals, we will, as required (i) offer Owners a new Contract which reflects the 15% free withdrawal privilege, or (ii) issue an amendment to the Owner's existing Contract which reflects the 15% free withdrawal privilege.

All capitalized terms not defined in this Supplement have the same meaning as stated in the Prospectus.